EXHIBIT 10.3

LETTER AGREEMENT

This letter agreement (this “Agreement”) is dated as of February 1, 2007, by and between Hawk Corporation, a Delaware corporation (“Selling Shareholder”), and PCG Holdings Group Inc., a Delaware corporation (“Buyer”).

Reference is hereby made to the Stock Purchase Agreement by and between Buyer and Selling Shareholder, dated as of December 21, 2006 (as such agreement may be amended or otherwise modified from time to time, the “Purchase Agreement”). Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Purchase Agreement.

In consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

1.
Pursuant to Section 2.7(a) of the Purchase Agreement, each of Selling Shareholder and Buyer acknowledges and agrees that (i) ten percent (10%) of the Purchase Price shall be allocated to the covenants granted to Buyer pursuant to the Noncompetition Agreement and (ii) $3,400,000 shall be allocated to the operations of the Acquired Company in China.

2.
The document that was attached to the Purchase Agreement as Exhibit 2.3(a) on the date of execution of the Purchase Agreement shall be of no further force or effect and shall be replaced in its entirety with the document included under Annex I attached hereto.

3.	Pursuant to Section 5.4 of the Purchase Agreement, Schedule 3.26 shall be supplemented and replaced in its entirety with the Disclosure Schedule Supplement included under Annex II attached hereto.

4.	The terms and provisions of Sections 12.4, 12.6, 12.7, 12.8, 12.11, 12.12, 12.13, 12.14 and 12.15 of the Purchase Agreement are expressly incorporated by reference into this Agreement.

5.	The effective time of the Closing is 12:01 a.m. on February 1, 2007

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first written above.

Buyer:

PCG HOLDINGS GROUP INC.

By: /s/ Scott A. Budoff
Name: Scott A. Budoff
Title: President

Selling Shareholder:

HAWK CORPORATION

By: /s/ Joseph J. Levanduski
Name: Joseph J. Levanduski
Title: Vice President - CFO